STARTECH
                              ENVIRONMENTAL CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
     NUMBER                                                        SHARES


                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP  855906 10 3


This Certifies That

Is The Owner Of

          FULLY PAID AND NON-ASSESSABLE COMMON SHARES, NO PAR VALUE OF

                       Startech Environmental Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to the Articles of Incorporation, to all of which the holder by acceptance hereby assents.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.

     Dated:



/s/ Kevin M. Black                                    /s/ Joseph F. Longo
------------------                                    -------------------
Kevin M. Black, Secretary                             Joseph F. Longo, President

                       Startech Environmental Corporation
                                 Corporate Seal
                                    Colorado

Countersigned:
Corporate Stock Transfer, Inc.
370 - 17th Street, Suite 2350, Denver, Colorado  80202

                       STARTECH ENVIRONMENTAL CORPORATION
                         Corporate Stock Transfer, Inc.
                           Transfer Fee: As Required



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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - ....Custodian for....
                                                         (Cust.)         (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT Ten  - as joint tenants with right of           Act of.......................
          survivorship and not as tenants                       (State)
          in common

    Additional abbreviations may also be used though not in the above list.

For value received.........................hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                         ------------------------------

                         ------------------------------

               Please print or type name and address of assignee

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------------------------------------------------------------------------- Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated...................19.................

SIGNATURE GUARANTEED:                            X______________________________

                                                 X______________________________

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Association and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.